                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Discovery Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Global Discovery Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	10.27%	46.45%	1.39%	6.35%	9.52%
Class B	9.86%	45.18%	.58%	5.44%	8.61%
Class C	9.86%	45.25%	.61%	5.52%	8.67%
Citigroup World Equity EMI+	10.53%	45.91%	8.34%	7.38%	8.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 28.45	$ 26.97	$ 27.07
10/31/03	$ 25.80	$ 24.55	$ 24.64

Class A Lipper Rankings - Global Small-Cap Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	30	of	56	53
3-Year	28	of	41	67
5-Year	18	of	36	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Discovery Fund - Class A [] Citigroup World Equity EMI+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,803	$9,822	$12,820	$23,406
	Average annual total return	38.03%	-.60%	5.09%	8.88%
Class B	Growth of $10,000	$14,218	$9,974	$12,935	$22,849
	Average annual total return	42.18%	-.09%	5.28%	8.61%
Class C	Growth of $10,000	$14,525	$10,184	$13,081	$22,957
	Average annual total return	45.25%	.61%	5.52%	8.67%
Citigroup World Equity EMI+	Growth of $10,000	$14,591	$12,716	$14,276	$22,007
	Average annual total return	45.91%	8.34%	7.38%	8.21%

The growth of $10,000 is cumulative.

+ Citigroup World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown for Class AARP and during the 10-year period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to March 1, 2001 are derived from historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04
Scudder Global Discovery Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	10.43%	46.84%	1.68%	6.68%	9.84%
Class AARP	10.43%	46.81%	1.69%	6.70%	9.85%
Citigroup World Equity EMI+	10.53%	45.91%	8.34%	7.38%	8.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/04	$ 29.01	$ 29.00
10/31/03	$ 26.27	$ 26.26

Class S Lipper Rankings - Global Small-Cap Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	28	of	56	50
3-Year	27	of	41	65
5-Year	17	of	36	46
10-Year	2	of	12	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Discovery Fund - Class S [] Citigroup World Equity EMI+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,684	$10,511	$13,819	$25,556
	Average annual total return	46.84%	1.68%	6.68%	9.84%
Class AARP	Growth of $10,000	$14,681	$10,515	$13,829	$25,575
	Average annual total return	46.81%	1.69%	6.70%	9.85%
Citigroup World Equity EMI+	Growth of $10,000	$14,591	$12,716	$14,276	$22,007
	Average annual total return	45.91%	8.34%	7.38%	8.21%

The growth of $10,000 is cumulative.

+ Citigroup World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Co-Manager Joseph Axtell discusses Scudder Global Discovery Fund's strategy and the market environment for the six-month period ended April 30, 2004.

Q: How did small companies perform during the reporting period?

A: The past six months brought a positive investment backdrop for small company stocks as the world economy continued to gain steam and corporations worldwide reported strong earnings results. Small companies outperformed large companies during the period, providing a favorable foundation for fund performance. In addition, foreign currencies - particularly the euro and the British pound - performed well in relation to the dollar.1 Since the fund is overweight in overseas stocks and underweight in US stocks, the strength of overseas currencies in relation to the dollar provided a boost to overall performance.2

1 Since US mutual funds making foreign investments must sell dollars and purchase foreign currencies in order to buy stock overseas, a gain in the value of the currency helps raise the value of the investment. For instance, if a position in a stock were unchanged in a given period but the currency rose 10%, the value of the position would rise by 10%.
2 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Q: How did the fund perform in relation to its benchmark?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder Global Discovery Fund returned 10.27% (unadjusted for sales charges). Please see pages 3 through 6 for the performance of other share classes. While the fund slightly underperformed the 10.53% return of its benchmark, the Citigroup World Equity EMI, it outperformed the 9.50% return of the 56 funds in its Lipper peer group, Global Small-Cap Funds.3,4,5 We are encouraged by the fact that the growth stocks we hold in the fund performed well even though growth stocks, as a group, underperformed value stocks for the period.

3 The Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.
4 Global small-cap funds as defined by Lipper are those that (i) invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and (ii) limits at least 65% of their investments to companies with market capitalizations less than $1 billion at the time of purchase.
5 Source: Lipper Inc. as of April 30, 2004. The fund's Class A shares ranked 31, 30, 28 and 18 for the 6-month, 1-, 3- and 5-year periods, respectively, as of April 30, 2004. In connection with these time periods, there were 56, 56, 41 and 36 funds, respectively, in Lipper's Global Small-Cap Funds category. Ranking is based on the fund's total return in the period cited. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Lipper returns are the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the Global Small-Cap Funds category. It is not possible to invest directly in a Lipper category.

Q: How would you describe the factors that helped fund performance?

A: Three factors had a positive impact on the fund's performance.

1) Stock selection within financials. Even though the fund held a larger proportion of financial stocks than the benchmark at a time when the performance of this sector trailed that of the overall market, we more than made up for the resulting shortfall through strong stock picking. In fact, our stock picks produced almost twice the return of the financial stocks in the benchmark. The most significant winner was Anglo Irish Bank Corp., PLC, which beat analysts' fiscal-year earnings estimates by 5%-10%. Investors also were encouraged by the fact that the company's earnings grew 33% on a 21% gain in revenues, which we believe is an indicator that the company is doing well at controlling costs. Although we elected to take some profits following its run-up, Anglo Irish Bank remains the number one holding in the fund.

The fund's positions in Japanese financials also provided robust returns, as Japan outperformed its developed-market peers by a wide margin in the first quarter. Winners in Japan included AEON Mall Co., Ltd. and Sumitomo Realty & Development Co., Ltd., both of which were helped by higher property prices in the country. The First Marblehead Corp., which services and securitizes student loans, also provided excellent returns on the strength of an 80% gain in net income in the first quarter. Finally, Alpha Bank AE (Greece) - a top 10 holding in the fund - rose sharply on earnings that far exceeded expectations.

2) Outperformance in the consumer discretionary sector6: Fund performance was helped by our strong stock picks in this area. A significant winner was Puma AE, the German apparel and shoe company. Puma has improved its brand image and effectively managed its distribution network, keeping its products out of the hands of large discount stores and instead targeting a higher-end market. The stock rose almost 60% during the period on the strength of the company's fresh products, large order backlog, and strong revenue and earnings growth. Other top performers in this area included JC Decaux SA, the world's second-largest outdoor and billboard advertising company and GTECH Holdings Corp., which makes lottery systems; and OPAP, which operates the lottery in Greece, home of the highest per-capita gambling expenditure in the world. As of April 30, 2004, the position in OPAP was sold.

6 Consumer discretionary products are those, such as home electronics, that are non-necessities and therefore more sensitive to economic conditions.

3) Selection within materials: Even though the fund was underweight in this underperforming sector, we were also able to add value through stock selection. Top holdings included Kingboard Chemicals Holdings, Ltd., a plastics manufacturer in China; Aracruz Celulose SA, a Brazilian pulp and paper company; and Titan Cement Co. SA, a Greek company that is taking advantage of the improving economic backdrop in the Balkans. All were helped by the fact that stronger global growth and rising demand from China has helped raise commodity prices and boost demand for basic materials.

Q: What decisions detracted from performance?

A: Poor stock selection in three areas offset the positive elements of performance just mentioned, resulting in the fund's comparatively flat performance in relation to its benchmark:

1) Health care: Here, the stocks in the fund returned less than 8%, compared with roughly 18% for the benchmark. Given that the fund is overweight in this sector (which is typically the case), performance suffered accordingly. We continue to like health care on a longer-term basis due to favorable demographics (i.e., an aging population), a wealth of innovative young companies and the fact that the group tends to have a low correlation with global economic trends. We did have two notable winners within health care - the top 10 holdings Caremark Rx Inc., a US benefit management company, and Fresenius Medical Care AG, a German provider of dialysis treatment. However, these gains were more than outweighed by weakness in Pharmaceutical Resources Inc. (US) and Stada Arzneimittel AG (Germany), both makers of generic pharmaceuticals. We continue to like the generics area, however, where the fund also owns Ranbaxy Laboratories Ltd. of India. Another detractor was Japan's Olympus Corp., which was hurt by broader weakness in the Japanese export sector.

2) Industrials: Performance was hurt by the fact that the fund was underweight in this outperforming sector. A notable detractor was the Irish airline Ryanair Holdings PLC, which issued its first profit warning since it was founded 19 years ago. Increased competition, reduced ticket prices and the strength of the euro all had a negative impact on the business. We still like the company on a longer-term basis, since we believe its position as the dominant low-cost airline in Europe should allow it to ride out current industry challenges.

3) Energy: Our focus in this area has been on oil service stocks - which underperformed - at the expense of producers, which outperformed. We continue to favor the energy sector as a whole, believing that the strength in oil and gas prices is still not fully reflected in stock market values.

Q: What changes did you make to the fund's positioning during the period?

A: From a geographic standpoint, we kept the position in Europe mostly unchanged at a substantial overweight. The area in which we made the largest addition was Asia, where we raised exposure to Japan, Hong Kong, Thailand and Taiwan. We funded these purchases through sales within the portfolio's position in North America.

We also made some changes in the portfolio's "building blocks of growth," the four types of stocks in which we invest:

• High-growth/high-risk stocks were reduced substantially, from 21.5% of assets to about 17.5%. Two fund holdings were removed from the portfolio through acquisitions - Documentum (purchased by EMC) and Netscreen (purchased by Juniper). We also took profits in some more aggressive companies that had already provided strong returns.

• Growth-at-value-prices stocks increased slightly as purchases of Alpha Bank AE and Camaieu - a French retailer - offset trims of Anglo Irish Bank and Irish Life and Permanent PLC. At the close of the period, this group accounted for 18% of fund assets.

• Growth-with-a-catalyst stocks also increased slightly, ending the period at just over 15% of assets. Purchases include Allegheny Energy Inc., a turnaround story in the utilities sector; Matsui Securities Co., Ltd., which we believe should benefit from the growing participation of Japanese small investors; and Bangkok Bank, which we expect will benefit as the Thai consumer finance sector develops.

• Stable growth stocks, which constitute the core of the portfolio, ended the period unchanged at 46% of assets.

Q: Do you have any final thoughts on the current state of the markets?

A: Small-cap stocks have produced strong absolute performance during the past 12-plus months and have outperformed large caps over a period of several years. As a result, the asset class is not as inexpensive as it used to be. Nevertheless, we continue to find fast-growing companies that are fairly valued, particularly outside of the United States. We believe our investment style provides an advantage in that it allows us to invest across a wide market-cap range and select from stocks in a multitude of countries. With such a broad universe, we believe there will always be opportunities to invest in the type of fast-growing companies that should help the fund outperform over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03

Europe	39%	35%
US	38%	41%
Japan	8%	8%
Pacific Basin	7%	7%
United Kingdom	4%	6%
Latin America	3%	2%
Other	1%	1%
	100%	100%

Sectors (Excludes Cash Equivalents)	4/30/04	10/31/03

Financials	25%	26%
Consumer Discretionary	18%	16%
Information Technology	18%	17%
Health Care	17%	18%
Industrials	12%	12%
Materials	3%	2%
Energy	2%	4%
Utilities	2%	3%
Telecommunication Services	2%	1%
Other	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of April 30, 2004 (24.5% of Portfolio)
1. Anglo Irish Bank Corp., PLC Provider of financial services for business and private sectors	Ireland	4.8%
2. Legg Mason, Inc. Provider of various financial services	United States	3.3%
3. Fresenius Medical Care AG Manufacturer that distributes equipment and products for dialysis patients	Germany	2.8%
4. Caremark Rx, Inc. Provider of pharmaceutical services	United States	2.4%
5. Deutsche Boerse AG Provider of financial services	Germany	2.1%
6. Puma AG Designs and manufactures sporting goods and apparel	Germany	1.9%
7. Brinker International, Inc. Operator of limited menu restaurants	United States	1.9%
8. Nidec Corp. Manufacturer of small-scale motors for hard disk drives	Japan	1.8%
9. Alpha Bank AE Provider of commercial banking services	Greece	1.8%
10. Fiserv, Inc. Provider of data processing services	United States	1.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 97.3%
Australia 1.5%
Macquarie Bank Ltd.	193,704	4,848,302
QBE Insurance Group Ltd. (d)	310,409	2,612,210
(Cost $3,993,843)		7,460,512
Bermuda 0.5%
Midland Realty Holdings Ltd. (Cost $2,148,385)	9,293,900	2,383,097
Brazil 1.6%
Aracruz Celulose SA "B" (Preferred) (ADR)	188,600	5,873,004
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	75,312	1,943,050
(Cost $6,234,748)		7,816,054
Canada 0.3%
OPTI Canada, Inc.* (d) (Cost $1,716,588)	103,600	1,502,817
Czech Republic 0.7%
Cesky Telecom AS (Cost $2,608,292)	272,500	3,476,930
Denmark 0.7%
Group 4 Falck AS (Cost $3,277,003)	133,600	3,313,108
Finland 0.6%
TietoEnator Oyj (Cost $1,784,381)	101,200	3,013,886
France 5.2%
Autoroutes du Sud de la France	178,643	6,943,092
Camaieu	57,812	4,981,577
Flamel Technologies SA (ADR)*	284,700	7,513,233
JC Decaux SA*	294,802	6,182,847
(Cost $17,203,440)		25,620,749
Germany 8.0%
Deutsche Boerse AG	202,586	11,139,170
Fresenius Medical Care AG	212,480	14,800,066
Puma AG	42,581	9,792,888
Stada Arzneimittel AG	75,253	3,956,502
(Cost $19,688,087)		39,688,626
Greece 4.9%
Alpha Bank AE	299,600	9,335,447
Coca-Cola Hellenic Bottling Co. SA	241,600	6,398,957
Greek Organization of Football Prognostics	258,400	4,923,904
Titan Cement Co. SA	74,500	3,385,670
(Cost $15,956,876)		24,043,978
Hong Kong 2.2%
Kingboard Chemical Holdings Ltd.	2,325,200	4,382,192
Wing Hang Bank Ltd.	1,044,200	6,666,944
(Cost $9,314,256)		11,049,136
India 1.0%
Mahindra & Mahindra Ltd.	240,000	2,518,329
Ranbaxy Laboratories Ltd.	106,400	2,539,428
(Cost $5,103,632)		5,057,757
Ireland 8.5%
Anglo Irish Bank Corp., PLC	1,515,578	24,793,105
ICON PLC (ADR)*	70,300	2,804,970
Irish Continental Group PLC	169,955	2,515,480
Irish Life & Permanent PLC	150,315	2,327,474
Jurys Doyle Hotel Group PLC	559,835	6,843,530
Ryanair Holdings PLC*	472,000	2,715,209
(Cost $12,967,162)		41,999,768
Israel 0.2%
Lipman Electronic Engineering Ltd.* (Cost $1,073,280)	25,800	1,148,100
Japan 8.3%
AEON Credit Services Co., Ltd.	95,700	6,079,357
AEON Mall Co., Ltd.	126,000	6,953,693
JAFCO Co., Ltd.	53,300	4,347,077
Matsui Securities Co., Ltd. (d)	76,400	2,520,127
Nidec Corp.	88,900	9,594,916
Olympus Corp.	314,000	6,089,352
Sumitomo Realty & Development Co., Ltd.	461,000	5,176,067
(Cost $30,986,995)		40,760,589
Korea 0.3%
Korea Information Service, Inc. (Cost $2,493,561)	90,600	1,609,929
Mexico 0.5%
Grupo Aeroportuario del Sureste SA de CV (ADR)* (Cost $2,488,228)	118,100	2,308,855
Netherlands 3.7%
Chicago Bridge & Iron Co., NV	166,100	4,775,375
IHC Caland NV	131,131	6,174,579
Vedior NV*	496,083	7,205,713
(Cost $15,069,744)		18,155,667
Norway 0.7%
Opera Software ASA*	120,000	132,464
Tandberg ASA	364,900	3,294,664
(Cost $1,981,259)		3,427,128
Russia 1.1%
Mobile Telesystems (ADR) (Cost $1,448,829)	50,800	5,484,368
Spain 1.5%
Actividades de Construccion y Servicios SA	82,500	4,007,288
Amadeus Global Travel Distribution SA "A"	598,500	3,528,980
(Cost $6,991,200)		7,536,268
Sweden 1.1%
Eniro AB	484,500	3,933,351
Micronic Laser Systems AB* (d)	153,500	1,266,269
(Cost $4,552,912)		5,199,620
Switzerland 0.6%
Micronas Semiconductor Holdings AG (Foreign Registered) (Cost $2,573,128)	61,272	2,854,866
Taiwan 1.5%
Compal Electronics, Inc.	3,141,000	3,536,757
Siliconware Precision Industries Co.*	4,459,000	3,920,000
(Cost $8,601,274)		7,456,757
Thailand 0.7%
Bangkok Bank PCL (Foreign Registered)* (Cost $3,758,408)	1,503,500	3,678,976
United Kingdom 4.4%
Aegis Group PLC	2,858,056	4,587,582
ARM Holdings PLC*	1,768,785	3,664,940
Misys PLC	712,915	2,631,006
Taylor Nelson Sofres PLC	1,393,988	4,908,967
Viridian Group PLC	397,339	3,886,778
Wood Group (John) PLC	749,610	1,886,504
(Cost $29,636,275)		21,565,777
United States 37.0%
Advance Auto Parts, Inc.*	127,300	5,492,995
Affiliated Computer Services, Inc. "A"*	80,300	3,894,550
Alkermes, Inc.*	148,400	2,274,972
Allegheny Energy, Inc.*	388,200	5,349,396
Applied Micro Circuits Corp.*	567,200	2,501,352
Arthur J. Gallagher & Co.	120,800	3,893,384
Brinker International, Inc.* (d)	254,500	9,788,070
Caremark Rx, Inc.*	375,500	12,710,675
Carter's, Inc.*	88,700	2,674,305
Celgene Corp.*	99,600	5,148,324
Cephalon, Inc.*	31,300	1,781,283
Chico's FAS, Inc.*	108,100	4,402,913
Diebold, Inc. (d)	95,800	4,415,422
EOG Resources, Inc.	79,200	3,900,600
Fiserv, Inc.*	247,414	9,045,457
FTI Consulting, Inc.*	208,150	3,424,067
Garmin Ltd. (d)	56,000	1,800,960
Gentex Corp.	120,900	4,754,997
GTECH Holdings Corp.	95,100	5,793,492
Harman International Industries, Inc. (d)	89,200	6,765,820
Harris Interactive, Inc.*	378,400	2,758,536
Invitrogen Corp.*	93,200	6,731,836
Lam Research Corp.*	115,100	2,548,314
Legg Mason, Inc. (d)	187,610	17,271,378
Mercury Interactive Corp.*	117,700	5,008,135
Pharmaceutical Resources, Inc.*	132,000	5,319,600
Prospect Partners LP*	3	226,509
Rowan Companies, Inc.*	104,800	2,337,040
Spinnaker Exploration Co.*	72,200	2,575,374
St. Jude Medical, Inc.*	64,200	4,895,892
Symbol Technologies, Inc.	286,075	3,432,900
The First Marblehead Corp.*	221,500	6,569,690
Thoratec Corp.*	274,800	3,740,028
THQ, Inc.*	228,400	4,234,536
Waters Corp.*	154,800	6,679,620
Zions Bancorp.	152,200	8,602,343
(Cost $137,097,224)		182,744,765
Total Common Stocks (Cost $350,749,010)		480,358,083
Securities Lending Collateral 5.5%
Daily Assets Fund Institutional, 1.08% (c) (e) (Cost $27,245,065)	27,245,065	27,245,065

Cash Equivalents 2.8%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $13,720,590)	13,720,590	13,720,590

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $391,714,665) (a)	105.6	521,323,738
Other Assets and Liabilities, Net	(5.6)	(27,807,458)
Net Assets	100.0	493,516,280

* Non-income producing security.
(a) The cost for federal income tax purposes was $392,308,767. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $129,014,971. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $151,764,897 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,749,926.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $26,187,694, which is 5.3% of total net assets.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $350,749,010)	$ 480,358,083
Investments in Daily Assets Fund Institutional (cost $27,245,065)*	27,245,065
Investments in Scudder Cash Management QP Trust (cost $13,720,590)	13,720,590
Total investments in securities, at value (cost $391,714,665)	521,323,738
Foreign currency, at value (cost $417)	425
Receivable for investments sold	332,749
Dividends receivable	716,371
Interest receivable	7,381
Receivable for Fund shares sold	258,024
Foreign taxes recoverable	73,100
Total assets	522,711,788
Liabilities
Payable upon return of securities loaned	27,245,065
Payable for Fund share redeemed	1,226,694
Accrued management fee	467,471
Other accrued expenses and payables	256,278
Total liabilities	29,195,508
Net assets, at value	$ 493,516,280
Net Assets
Net assets consist of: Accumulated net investment loss	(1,034,154)
Net unrealized appreciation (depreciation) on: Investments	129,609,073
Foreign currency related transactions	(3,267)
Accumulated net realized gain (loss)	(77,072,210)
Paid-in capital	442,016,838
Net assets, at value	$ 493,516,280

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($110,115,315 / 3,870,749 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 28.45
Maximum offering price per share (100 / 94.25 of $28.45)	$ 30.19
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($48,974,345 / 1,815,708 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 26.97
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($23,402,440 / 864,399 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 27.07
Class AARP Net Asset Value, offering and redemption price per share ($4,213,608 / 145,227 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 29.01
Class S Net Asset Value, offering and redemption price per share ($306,810,572 / 10,579,862 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 29.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $104,265)	$ 3,139,576
Interest - Scudder Cash Management QP Trust	33,681
Securities Lending Income	1,954
Total Income	3,175,211
Expenses: Management fee	2,716,823
Administrative fee	800,928
Distribution service fees	504,526
Services to shareholders*	137,229
Custodian and accounting fees*	50,820
Auditing*	6,120
Legal*	2,457
Directors' fees and expenses	7,769
Reports to shareholders*	8,610
Registration fees*	4,680
Other	625
Total expenses, before expense reductions	4,240,587
Expense reductions	(49,089)
Total expenses, after expense reductions	4,191,498
Net investment income (loss)	(1,016,287)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	26,375,593
Foreign currency related transactions	(22,518)
26,353,075
Net unrealized appreciation (depreciation) during the period on: Investments	22,385,156
Foreign currency related transactions	(11,292)
22,373,864
Net gain (loss) on investment transactions	48,726,939
Net increase (decrease) in net assets resulting from operations	$ 47,710,652

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ (1,016,287)	$ (1,495,144)
Net realized gain (loss) on investment transactions	26,353,075	(3,329,513)
Net unrealized appreciation (depreciation) on investment transactions during the period	22,373,864	150,243,602
Net increase (decrease) in net assets resulting from operations	47,710,652	145,418,945
Fund share transactions: Proceeds from shares sold	105,355,025	101,524,439
Cost of shares redeemed	(123,313,834)	(145,920,316)
Net increase (decrease) in net assets from Fund share transactions	(17,958,809)	(44,395,877)
Increase (decrease) in net assets	29,751,843	101,023,068
Net assets at beginning of period	463,764,437	362,741,369
Net assets at end of period (including accumulated net investment loss of $1,034,154 and $17,867, respectively)	$ 493,516,280	$ 463,764,437

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 25.80	$ 17.77	$ 21.15	$ 34.70	$ 28.05	$ 19.78
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.09)	(.13)	(.20)	(.39)	(.24)
Net realized and unrealized gain (loss) on investment transactions	2.71	8.12	(3.25)	(10.94)	9.42	8.51
Total from investment operations	2.65	8.03	(3.38)	(11.14)	9.03	8.27
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.41)	(2.38)	-
Net asset value, end of period	$ 28.45	$ 25.80	$ 17.77	$ 21.15	$ 34.70	$ 28.05
Total Return (%)[c]	10.27d**	45.19	(15.98)	(34.16)[d]	32.63[d]	41.61[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	102	71	100	153	55
Ratio of expenses before expense reductions (%)	1.78*	1.72	1.75	2.10[e]	2.09[f]	2.26
Ratio of expenses after expense reductions (%)	1.75*	1.72	1.75	1.89[e]	1.99[f]	2.01
Ratio of net investment income (loss) (%)	(.46)*	(.41)	(.62)	(.74)	(1.06)	(.98)
Portfolio turnover rate (%)	27*	35	49	59	86	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 1.99%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 24.55	$ 17.06	$ 20.46	$ 33.93	$ 27.69	$ 19.70
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.23)	(.28)	(.43)	(.68)	(.43)
Net realized and unrealized gain (loss) on investment transactions	2.57	7.72	(3.12)	(10.63)	9.30	8.42
Total from investment operations	2.42	7.49	(3.40)	(11.06)	8.62	7.99
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.41)	(2.38)	-
Net asset value, end of period	$ 26.97	$ 24.55	$ 17.06	$ 20.46	$ 33.93	$ 27.69
Total Return (%)[c]	9.86d**	43.90	(16.62)	(34.74)[d]	31.51[d]	40.43[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	50	42	60	108	27
Ratio of expenses before expense reductions (%)	2.59*	2.55	2.55	2.82[e]	2.96[f]	3.44
Ratio of expenses after expense reductions (%)	2.50*	2.55	2.55	2.78[e]	2.83[f]	2.83
Ratio of net investment income (loss) (%)	(1.21)*	(1.24)	(1.42)	(1.63)	(1.90)	(1.81)
Portfolio turnover rate (%)	27*	35	49	59	86	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.95% and 2.83%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 24.64	$ 17.11	$ 20.52	$ 34.00	$ 27.71	$ 19.70
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.23)	(.28)	(.40)	(.68)	(.43)
Net realized and unrealized gain (loss) on investment transactions	2.58	7.76	(3.13)	(10.67)	9.35	8.44
Total from investment operations	2.43	7.53	(3.41)	(11.07)	8.67	8.01
Less distributions from: Net realized gains on investment transactions	-	-	-	(2.41)	(2.38)	-
Net asset value, end of period	$ 27.07	$ 24.64	$ 17.11	$ 20.52	$ 34.00	$ 27.71
Total Return (%)[c]	9.86d**	44.01	(16.62)	(34.69)[d]	31.73[d]	40.41[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	22	16	20	29	8
Ratio of expenses before expense reductions (%)	2.56*	2.52	2.53	2.82[e]	2.91[f]	3.00
Ratio of expenses after expense reductions (%)	2.50*	2.52	2.53	2.68[e]	2.80[f]	2.80
Ratio of net investment income (loss) (%)	(1.21)*	(1.21)	(1.40)	(1.55)	(1.89)	(1.79)
Portfolio turnover rate (%)	27*	35	49	59	86	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.90% and 2.80%, respectively.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.27	$ 18.05	$ 21.42	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.76	8.27	(3.30)	(7.00)
Total from investment operations	2.74	8.22	(3.37)	(7.02)
Net asset value, end of period	$ 29.01	$ 26.27	$ 18.05	$ 21.42
Total Return (%)	10.43d**	45.54[d]	(15.73)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2.390		.335
Ratio of expenses before expense reductions (%)	1.47*	1.48	1.48	1.48*
Ratio of expenses after expense reductions (%)	1.42*	1.47	1.48	1.48*
Ratio of net investment income (loss) (%)	(.13)*	(.16)	(.35)	(.09)*
Portfolio turnover rate (%)	27*	35	49	59
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from March 1, 2001 (commencement of operations of Class AARP shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 26.26	$ 18.05	$ 21.42	$ 35.01	$ 28.17	$ 19.81
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.04)	(.08)	(.11)	(.21)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.77	8.25	(3.29)	(11.06)	9.43	8.49
Total from investment operations	2.74	8.21	(3.37)	(11.17)	9.22	8.36
Less distributions from: Net investment income	-	-	-	(.01)	-	-
Net realized gains on investment transactions	-	-	-	(2.41)	(2.38)	-
Total distributions	-	-	-	(2.42)	(2.38)	-
Net asset value, end of period	$ 29.00	$ 26.26	$ 18.05	$ 21.42	$ 35.01	$ 28.17
Total Return (%)	10.43**	45.48	(15.73)	(33.94)	33.25	41.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	307	289	234	328	574	404
Ratio of expenses before expense reductions (%)	1.48*	1.48	1.48	1.51	1.53[c]	1.68
Ratio of expenses after expense reductions (%)	1.48*	1.48	1.48	1.51	1.52[c]	1.68
Ratio of net investment income (loss) (%)	(.19)*	(.17)	(.35)	(.37)	(.59)	(.66)
Portfolio turnover rate (%)	27*	35	49	59	86	64
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $102,798,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($56,925,000), October 31, 2010 ($42,129,000) and October 31, 2011 ($3,744,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $66,057,055 and $89,670,512, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and beginning April 1, 2004 the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). In addition, for the period November 1, 2003 through March 31, 2004, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class AARP shares of the Fund to the extent necessary to maintain the operating expenses of Class AARP at 1.39% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses).

For the period from November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 181,764	$ -
Class B	97,100	10,789
Class C	42,044	2,473
Class AARP	4,398	742
Class S	475,622	-
	$ 800,928	$ 14,004

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 32,726	$ 16,917	$ 9,633
Class B	20,439	13,172	4,534
Class C	8,376	4,996	2,070
Class AARP	459	-	220
Class S	33,739	-	24,802
	$ 95,739	$ 35,085	$ 41,259

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $37,560, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 193,543	$ 30,318
Class C	89,146	14,465
	$ 282,689	$ 44,783

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 131,376	$ 27,013.24%
Class B	61,934	8,586.24%
Class C	28,527	4,479.24%
	$ 221,837	$ 40,078

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004, aggregated $9,612 and $168, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $79,826 and $236, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $24.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan and 105 percent of the value of foreign denominated securities. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	862,569	$ 24,220,826	1,815,016	$ 38,274,680
Class B	199,459	5,318,453	395,019	7,656,305
Class C	149,947	4,006,988	242,990	4,828,431
Class AARP	134,169	3,870,756	62,783	1,416,061
Class S	2,463,943	67,938,002	2,265,612	49,348,962
		$ 105,355,025		$ 101,524,439
Shares redeemed
Class A	(930,513)	$ (26,119,390)	(1,884,516)	$ (38,770,024)
Class B	(414,432)	(11,094,566)	(807,044)	(15,575,286)
Class C	(182,966)	(4,921,548)	(252,727)	(4,929,682)
Class AARP	(51,793)	(1,509,648)	(21,539)	(475,476)
Class S	(2,870,651)	(79,668,682)	(4,238,610)	(86,169,848)
		$ (123,313,834)		$ (145,920,316)
Net increase (decrease)
Class A	(67,944)	$ (1,898,564)	(69,500)	$ (495,344)
Class B	(214,973)	(5,776,113)	(412,025)	(7,918,981)
Class C	(33,019)	(914,560)	(9,737)	(101,251)
Class AARP	82,376	2,361,108	41,244	940,585
Class S	(406,708)	(11,730,680)	(1,972,998)	(36,820,886)
		$ (17,958,809)		$ (44,395,877)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	378947-600	378947-709	378947-808
Fund Number	083	283	383

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGDPX	SGSCX
Fund Number	210	010

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Discovery Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------